                                                                  Execution Copy

                                   SECOND AMENDMENT
                                          TO
                                   CREDIT AGREEMENT


    THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of March 4, 1997 among OLYMPIC FINANCIAL LTD., a Minnesota corporation (the "COMPANY"), the financial institutions signatory hereto (collectively, the "LENDERS") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Lenders (the "AGENT").


                                     WITNESSETH:

    WHEREAS, the Company, the Agent and the Lenders are parties to a Credit Agreement dated as of July 11, 1996 (as heretofore amended, the "CREDIT AGREEMENT");

    WHEREAS, Section 7.10(f) of the Credit Agreement permits the Company to incur or suffer to exist unsecured Indebtedness evidenced by the Senior Notes and Indebtedness that is incurred after the Effective Date that is not Subordinated Debt if it is issued pursuant to an instrument no less favorable to the Lenders and the Company than the Senior Notes Indenture;

    WHEREAS, the Company desires to sell $300,000,000 of its 11.50% Senior
Notes due 2007 (the "NEW NOTES") pursuant to an indenture and supplemental indenture relating to the New Notes (collectively, the "NEW INDENTURE") that the Agent and the Lenders have not had an opportunity to completely review, and a portion of the proceeds of such New Notes will be used to pay in full and retire or defease all outstanding Senior Notes;

    WHEREAS, the Company has provided to the Lenders and the Agent the Description of Notes (the "RED HERRING DESCRIPTION") from Company's red herring Prospectus dated February 21, 1997 describing the New Indenture and the New Notes; and

    WHEREAS, the Company has requested that the Credit Agreement be amended in certain respects and has also requested the acknowledgement contained herein.

    NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

    SECTION 1.  DEFINED TERMS.

    Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

    SECTION   2.   AMENDMENTS TO CREDIT AGREEMENT AND ACKNOWLEDGEMENT.

    2.1 AMENDMENTS TO CREDIT AGREEMENT. On the Effective Date (defined below):

    2.1.1 The definition of "Loan Documents" in Section 1.1 of the Credit Agreement shall be amended by adding the following at the end of such definition: "(including any Subsidiary Guaranty delivered pursuant to Section 7.21)."

    2.1.2     The following Section 7.21 shall be added to the Credit
Agreement:

         7.21 LIMITATION ON ISSUANCE OF GUARANTY OBLIGATIONS. The Company will not permit any Subsidiary to create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness referred to in clause (e) of the definition of "Indebtedness" (a "GUARANTY OBLIGATION") relating to any Indebtedness of the Company unless

         (i) such Subsidiary simultaneously executes and delivers to the Agent a guaranty of the Obligations in form and substance satisfactory to the Agent (a "SUBSIDIARY GUARANTY"), together with such supporting documentation as the Agent may reasonably request, and

         (ii) if the Indebtedness guaranteed by the Guaranty Obligation is by its terms subordinated to the Obligations, any such assumption, guaranty or other liability of such Subsidiary with respect to such Indebtedness shall be subordinated, in form and substance satisfactory to the Agent, to such Subsidiary Guaranty to the same extent as such Indebtedness is subordinated to the Obligations (IT BEING UNDERSTOOD that the Guaranty Obligation shall be subordinated to the full amount of the Subsidiary Guaranty without giving effect to any reduction thereto necessary to render the Subsidiary Guaranty not voidable under applicable law relating to fraudulent conveyance or fraudulent transfer).

    2.1.3 Section 8.1(k) of the Credit Agreement shall be amended by adding the following language at the end of the section:

         or an offer to purchase any of its 11.50% Senior Notes due 2007 ("New Senior Notes") under Section 510 of the First Supplemental Indenture dated as of March 12, 1997 between the Company and Norwest Bank Minnesota,

         National Association, as trustee (the "New Senior Notes Supplemental Indenture").

    2.1.4 Section 8.1(m) of the Credit Agreement shall be amended by adding the following language at the end of the section:

         or the Company is required to make any Change in Control Offer (as defined in the New Senior Notes Supplemental Indenture) pursuant to
         Section 509 of the New Senior Notes Supplemental Indenture and New Senior Notes in an aggregate principal amount greater than $20,000,000 are tendered from time to time to the Company in response to any such offer or offers.

    2.1.5 Section 8.1 of the Credit Agreement shall be amended by adding the following Section 8.1(o):

              (o) GUARANTOR DEFAULTS. Any Subsidiary Guaranty entered into pursuant to Section 7.21 shall cease to be in full force and effect with respect to any Subsidiary party thereto, any such Subsidiary shall fail to comply with or to perform any applicable provision of such Subsidiary Guaranty, or any such Subsidiary (or any Person acting by, through or on behalf of such Subsidiary) shall contest any manner the validity, binding nature or enforceability of such Subsidiary Guaranty.

    2.2 ACKNOWLEDGMENT. The Required Lenders acknowledge for the benefit of the Company that, after giving effect to the amendments set forth herein, based solely upon their review of the Red Herring Description, the New Indenture will not be deemed to be less favorable to the Company and the Lenders than the Senior Notes Indenture; PROVIDED, that the New Indenture will contain revisions from the Red Herring Description to the following effect (i) the definition of "Permitted Liens" will be revised to permit "Liens on Receivables securing Permitted Warehouse Debt" (or similar language) and (ii) the exception to the covenant restricting "Incurrence of Indebtedness and Issuance of Preferred Stock" covering guarantees between the Company and its "Restricted Subsidiaries" will be revised to permit any "Restricted Subsidiary" that becomes a "Subsidiary Guarantor" (as such terms are defined in the Red Herring Description) to guarantee the Company's obligations under the Credit Agreement. This acknowledgement shall not prevent the Lenders from asserting that the New Indenture is less favorable to the Company and the Lenders than the Senior Notes Indenture (and thus that the Company has breached Section 7.10(f) of the Credit Agreement) upon completion of their review of the New Notes and New Indenture to the extent of material matters not covered or not

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accurately or completely covered by the Red Herring Description.

    SECTION 3.     CONDITIONS PRECEDENT.

    The amendments to the Credit Agreement and the consent of the Lenders set forth in SECTION 2 of this Amendment shall become effective on such date (the "EFFECTIVE DATE") when the Agent shall have received all of the following, each duly executed and dated the date hereof, and each in a sufficient number of signed counterparts to provide one to each Lender:


              (a) AMENDMENT. An original of this Amendment, duly executed by the Company and the Required Lenders.

              (b) OPINION. An opinion of Dorsey & Whitney LLP, counsel to the Company, in form and substance satisfactory to the Agent.

              (c) NEW INDENTURE. Copies, certified by the Secretary or an Assistant Secretary of the Company, of the Indenture, dated as of March 12, 1997, between the Company and Norwest Bank Minnesota, National Association, as trustee (the "NEW TRUSTEE"), and the First Supplemental Indenture thereto, dated as of March 12, 1997, between the Company and the New Trustee, in relation to the New Notes.

              (d) OTHER. Such other documents as the Agent or any Lender may reasonably request.

    SECTION 4.     MISCELLANEOUS.

    4.1 WARRANTIES TRUE AND ABSENCE OF DEFAULTS. In order to induce the Agent and the Lenders to enter into this Amendment, the Company hereby warrants to the Agent and the Lenders that, as of the date hereof and the Effective Date:

              (a) The representations and warranties set forth in Article V of the Credit Agreement (other than as set forth in the last sentence of Section 5.5 of the Credit Agreement) and in the Pledge and Security Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

              (b)  No Event of Default or Unmatured Event of Default exists.

    4.2 GOVERNING LAW. This Amendment shall be a contract made under and governed by the law of the State of New York.

    4.3 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    4.4 REFERENCES TO DOCUMENTS. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in any Note or in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.


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

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date and year first above written.



                                  OLYMPIC FINANCIAL LTD.


                                  By:  /s/ Michael J. Sherman
                                     -------------------------
                                   Title:
                                         ----------------------

                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION,
                                       as Agent



                                  By:  /s/ Bridget [illegible]
                                     -------------------------
                                   Title: Managing Director
                                         ----------------------


                                  BANK OF AMERICA ILLINOIS, as a
                                  Lender


                                  By:  /s/ Bridget [illegible]
                                     -------------------------
                                   Title: Managing Director
                                         ----------------------


                                  FIRST BANK NATIONAL ASSOCIATION, as
                                  Co-Manager and as a Lender



                                  By:  /s/ [illegible]
                                     -------------------------
                                   Title:  Vice President
                                         ----------------------

                                  COMERICA BANK


                                  By:  /s/ David [illegible]
                                     -------------------------
                                   Title:  Vice President
                                         ----------------------

                                  DG BANK DEUTSCHE
                                  GENOSSENSCHAFTSBANK, CAYMAN ISLAND
                                  BRANCH

                                  By:  /s/ Bruce Ritz
                                     -------------------------
                                   Title: Vice President
                                         ----------------------


                                  By:  /s/
                                     -------------------------
                                   Title:
                                         ----------------------

                                  DRESDNER BANK AG, NEW YORK AND GRAND
                                  CAYMAN BRANCHES


                                  By:  /s/ Thomas J. Nodramia
                                     -------------------------
                                   Title:  Vice President
                                         ----------------------


                                  By:  /s/ Christopher E. Sarisky
                                     -------------------------
                                   Title:  Assistant Treasurer
                                         ----------------------


                                  THE SUMITOMO BANK, LIMITED


                                  By:  /s/ Michael J. Phillippe
                                     ---------------------------
                                   Title:  Vice President & Manager
                                         ---------------------------



                                  By:  /s/ Beth C. Mcginnis
                                     -------------------------
                                   Title:  Vice President
                                         ----------------------



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